Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	09/30/01	12/31/01	03/31/02	06/30/02	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03
ASSETS
Cash and Cash Equivalents	$278,006	$308,023	$222,372	$195,884	$300,184	$192,142	$190,537	$212,674	$209,697
Securities Available For Sale	647,490	826,495	922,414	1,232,549	1,424,513	1,497,111	1,714,494	1,769,715	1,653,111
FHLB Stock	13,613	13,613	14,967	14,967	14,967	17,030	24,356	24,356	24,352
Loans Held For Sale	33,220	50,208	38,432	27,556	62,055	94,874	98,578	97,500	95,777

Loans:
Commercial	632,553	559,752	566,746	583,557	567,939	568,224	625,177	632,816	633,221
Municipal	108,491	85,479	88,134	44,107	97,912	77,820	82,005	54,917	106,512

Real Estate:
Residential	962,420	855,561	926,463	914,141	895,472	861,706	1,238,315	1,199,021	1,155,832
Commercial	799,999	903,819	1,022,858	1,043,889	1,067,702	1,103,897	1,314,095	1,324,943	1,375,027
Construction	66,053	79,801	91,325	78,995	81,232	85,512	96,859	113,044	143,515

Total Real Estate	1,828,472	1,839,181	2,040,646	2,037,025	2,044,406	2,051,115	2,649,269	2,637,008	2,674,374
Consumer	384,865	353,765	324,292	301,634	293,248	276,704	272,159	272,085	267,615

Total Loans	2,954,381	2,838,177	3,019,818	2,966,323	3,003,505	2,973,863	3,628,610	3,596,826	3,681,722
Less: Allowance for Loan Losses	(45,261)	(45,268)	(49,384)	(48,994)	(48,187)	(48,197)	(56,708)	(57,591)	(59,171)

Net Loans	2,909,120	2,792,909	2,970,434	2,917,329	2,955,318	2,925,666	3,571,902	3,539,235	3,622,551

Acrrued Interest Receivable	22,574	23,357	24,058	28,051	28,586	27,992	32,255	30,208	29,277
Other Real Estate Owned	298	703	351	230	0	158	37	30	52
Other Assets	25,432	33,934	29,276	36,284	42,039	35,269	48,737	46,571	61,451
Premises and Equipment, net	56,127	55,104	57,913	57,381	56,901	57,074	72,524	73,742	75,624
Mortgage Servicing Rights	15,208	16,020	16,820	16,917	15,482	8,491	9,306	8,686	10,615
Identified Intangibles	4,186	4,007	10,523	10,175	9,827	9,480	28,282	24,243	23,488
Goodwill	30,017	29,341	58,249	58,249	55,911	55,257	205,579	215,721	216,431

Total Assets	$4,035,291	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$575,821	$620,828	$597,680	$627,498	$681,595	$684,077	$799,506	$864,526	$880,354
Savings	343,722	346,974	389,504	393,025	397,545	400,616	503,415	512,775	523,497
NOW	475,373	489,748	517,411	536,164	567,017	578,272	874,439	923,572	912,563
CMA / Money Market Accounts	1,325,505	1,381,087	1,475,639	1,386,288	1,595,614	1,540,267	1,491,329	1,468,731	1,617,176
Certificates of Deposit Less than $100,000	634,815	634,992	674,653	682,636	691,873	691,467	874,722	848,320	822,634
Certificates of Deposit $100,000 and Over	206,401	196,217	229,536	198,607	237,948	231,393	270,627	249,250	262,137

Total Deposits	3,561,636	3,669,846	3,884,423	3,824,218	4,171,591	4,126,092	4,814,038	4,867,174	5,018,361

Borrowings	45,415	44,409	45,182	177,729	178,189	173,654	428,597	399,027	240,367
Company Obligated, Mandatorily Redeemable Securities	—	—	—	125,000	125,000	125,000	125,000	125,000	125,000
Accrued Expenses and Other Liabilities	62,792	68,805	61,832	69,298	76,651	77,006	77,627	83,829	64,427

Total Liabilities	3,669,843	3,783,060	3,991,437	4,196,245	4,551,431	4,501,752	5,445,262	5,475,030	5,448,155
Stockholder’s Equity:
Common Stock	35,742	35,743	35,749	35,749	35,749	35,749	40,135	40,134	40,134
Surplus	146,052	145,687	144,820	145,201	145,193	145,191	256,057	255,974	256,215
Retained earnings	247,397	256,677	265,457	274,266	283,536	294,943	305,140	316,472	329,035
Treasury, at cost	(80,643)	(79,733)	(77,456)	(76,272)	(85,383)	(85,382)	(83,254)	(81,543)	(80,951)
Accumulated Other Comprehensive Income:
Unrealized ains (losses) on securities available for sale	13,349	8,621	2,151	16,604	31,402	28,573	33,388	36,375	25,610
Accrued minimum pension liability, net of tax	—	—	—	—	—	(4,284)	(4,058)	(3,829)	—
Director’s Deferred Compensation to be Settled in Stock	3,627	3,746	3,723	3,839	3,909	4,052	3,963	4,111	4,266
Unearned Portion of Employee Restricted Stock	(76)	(87)	(72)	(60)	(54)	(50)	(46)	(43)	(38)

Total Stockholders’ Equity	365,448	370,654	374,372	399,327	414,352	418,792	551,325	567,651	574,271

Total Liabilities and Stockholders’ Equity	$4,035,291	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426

CHITTENDEN CORPORATION

Consolidated Statements of Income (Unaudited)

($ in thousands)

	QTR 09/30/01	QTR 12/31/01	QTR 03/31/02	QTR 06/30/02	QTR 09/30/02	QTR 12/31/02	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03
Interest Income:
Loans	$56,507	$51,091	$48,327	$49,656	$48,734	$47,404	$47,580	$52,543	$49,434
Investments:
Taxable	9,788	12,175	12,783	15,328	17,954	18,173	18,216	18,511	17,648
Tax-favored	282	326	94	114	96	187	46	42	61
Short-term investments	243	60	36	6	83	44	12	123	88

Total Interest Income	66,820	63,652	61,240	65,104	66,867	65,808	65,854	71,219	67,231
Interest Expense:
Deposits	22,548	19,097	16,063	15,283	14,472	12,994	11,796	11,264	9,605
Borrowings	694	688	663	1,484	2,734	2,710	3,110	3,855	2,965

Total Interest Expense	23,242	19,785	16,726	16,767	17,206	15,704	14,906	15,119	12,570
Net Interest Income	43,578	43,867	44,514	48,337	49,661	50,104	50,948	56,100	54,661
Provision for Loan Losses	2,025	2,025	2,075	1,691	2,315	2,250	2,050	2,050	2,050

Net Interest Income after Provision for Loan Losses	41,553	41,842	42,439	46,646	47,346	47,854	48,898	54,050	52,611

Noninterest Income:
Investment Management Income	4,334	4,163	3,972	3,913	3,865	3,851	3,810	3,841	3,983
Service Charges on Deposit Accounts	3,570	3,670	3,754	4,098	4,067	4,107	4,393	4,735	4,583
Mortgage Servicing Income (Loss)	893	749	690	625	(882)	(6,875)	(757)	(829)	1,275
Gains on Sales of Loans, Net	1,916	2,406	2,755	1,860	2,086	3,366	4,436	6,099	6,959
Credit Card Income, Net	927	923	792	897	1,026	941	903	970	1,149
Gains on sales of securities	258	78	227	95	6	10,234	1,391	9,654	3,305
Gain (Loss) on Prepayments of Borrowings	0	0	0	0	0	0	0	0	(2,154)
Insurance Commissions, Net	966	697	937	882	1,185	728	1,613	1,531	2,041
Retail Investment Services	515	519	574	676	620	500	896	1,314	1,287
Other	2,555	2,438	2,459	2,517	1,803	2,709	2,571	2,469	2,570

Total Noninterest Income	15,934	15,643	16,160	15,563	13,776	19,561	19,256	29,784	24,998
Noninterest Expense:
Salaries and Employee Benefits	19,447	19,167	20,832	22,450	22,128	22,662	25,139	28,813	28,652
Net Occupancy Expense	4,308	4,441	4,921	4,859	4,766	4,980	5,479	6,198	5,977
Data Processing	2,855	2,879	2,902	2,818	2,830	2,926	2,501	2,161	2,319
Information Technology Conversion	0	0	0	0	0	0	0	6,800	0
Other Real Estate Owned, Net	21	18	(168)	7	(115)	(17)	(12)	(106)	(20)
Amortization of Intangibles	855	855	235	348	348	348	536	727	755
Other	7,260	7,367	7,324	8,115	7,089	8,956	8,533	9,667	9,175

Total Noninterest Expense	34,746	34,727	36,046	38,597	37,046	39,855	42,176	54,260	46,858
Income Before Income Taxes	22,741	22,758	22,553	23,612	24,076	27,560	25,978	29,574	30,751
Income Tax Expense	7,930	7,906	7,730	8,297	8,364	9,764	9,387	10,947	10,887

Net Income	$14,811	$14,852	$14,823	$15,315	$15,712	$17,796	$16,591	$18,627	$19,864

CHITTENDEN CORPORATION

Selected Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 9/30/2001	QTD 12/31/2001	QTD 3/31/2002	QTD 6/30/2002	QTD 9/30/2002	QTD 12/31/2002	QTD 3/31/2003	QTD 6/30/2003	QTD 9/30/2003
Book Value per Common Share	$11.41	$11.56	$11.63	$12.39	$12.97	$13.11	$15.14	$15.55	$15.72
Tangible Book Value Per Share	10.34	10.52	9.50	10.27	10.91	11.09	8.72	8.98	9.15
Common Shares Outstanding	32,025,220	32,070,446	32,180,488	32,235,058	31,940,640	31,939,470	36,420,367	36,496,930	36,522,940

CREDIT QUALITY
Nonperforming Assets (including OREO)	$14,958	$13,077	$14,070	$10,872	$16,415	$14,960	$14,981	$17,970	$18,011
90 Days past due and still accruing	3,400	4,583	3,430	2,477	3,213	2,953	3,106	1,921	3,021

Total	18,358	17,660	17,500	13,349	19,628	17,913	18,087	19,891	21,032
Nonperforming Assets to Loans Plus OREO	0.50%	0.46%	0.46%	0.36%	0.54%	0.49%	0.40%	0.49%	0.48%
Allowance to Loans	1.53%	1.59%	1.61%	1.64%	1.57%	1.57%	1.52%	1.56%	1.57%
Allowance to Nonperforming Loans (excluding OREO)	308.74%	365.83%	359.97%	460.38%	293.56%	325.64%	379.48%	321.01%	329.48%

Net Charge-off Ratio	0.04%	0.07%	0.03%	0.07%	0.10%	0.07%	0.04%	0.03%	0.01%

QTR Average Balance Sheet Data
Loans, Net	$2,951,718	$2,854,543	$2,883,072	$2,997,613	$2,988,405	$3,007,081	$3,236,735	$3,638,769	$3,693,594
Earning Assets	3,700,113	3,855,444	3,923,707	4,163,108	4,443,815	4,588,801	4,879,771	5,456,572	5,496,829
Total Assets	3,937,682	4,091,763	4,172,820	4,436,263	4,727,637	4,869,802	5,224,669	5,943,041	5,974,552
Deposits	3,482,122	3,610,085	3,691,793	3,851,574	3,951,162	4,088,425	4,278,877	4,797,953	4,941,066
Stockholders’ Equity	355,764	370,032	374,148	385,039	405,783	413,449	463,149	560,209	555,567

Earnings Per Share, Basic	0.46	0.46	0.46	0.48	0.49	0.56	0.50	0.51	0.54
Earnings Per Share, Diluted	0.46	0.46	0.46	0.47	0.48	0.55	0.49	0.51	0.54
Dividends Per Share	0.19	0.19	0.19	0.20	0.20	0.20	0.20	0.20	0.20

Weighted Average Common Shares Outstanding	32,047,482	32,039,223	32,134,266	32,218,570	32,132,628	31,939,820	33,493,106	36,475,443	36,509,450
Weighted Average Common and Common Equivalent Shares Outstanding	32,442,906	32,420,335	32,537,191	32,684,149	32,539,799	32,259,266	33,799,406	36,764,758	36,856,558

Return on Average Equity	16.52%	15.92%	16.07%	15.95%	15.36%	17.08%	14.53%	13.34%	14.19%
Return on Average Assets	1.49%	1.44%	1.44%	1.38%	1.32%	1.45%	1.29%	1.26%	1.32%
Net Yield on Earning Assets	4.76%	4.59%	4.61%	4.69%	4.49%	4.38%	4.22%	4.14%	3.98%

Tier 1 Capital Ratio	9.94%	10.32%	9.15%	12.60%	12.04%	12.25%	9.22%	9.28%	9.72%
Total Capital Ratio	11.19%	11.57%	10.40%	13.85%	13.29%	13.50%	10.47%	10.53%	10.97%
Leverage Ratio	8.05%	7.99%	7.28%	9.95%	9.37%	9.28%	8.10%	7.22%	7.49%

Tangible Capital Ratio	8.28%	8.19%	7.12%	7.31%	7.12%	7.30%	5.51%	5.65%	5.78%

Efficiency Ratio	56.22%	56.44%	59.13%	59.58%	57.71%	59.20%	60.39%	60.70%	59.87%